Exhibit 99.4

Unaudited, Pro Forma Condensed
Consolidated Financial Information

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2002 consolidates the historical unaudited consolidated balance sheet of Comcap Holding Corp. and subsidiaries as of June 30, 2002 and the historical unaudited consolidated balance sheet of Newtek Capital, Inc. and subsidiaries as of June 30, 2002 giving effect to the acquisition of Comcap by Newtek as if it had occurred on June 30, 2002.

The following unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2001 consolidates the historical audited consolidated statement of operations of Comcap Holding Corp. and subsidiaries for the year ended December 31, 2001 and the historical audited consolidated statement of operations of Newtek Capital, Inc. and subsidiaries for the year ended December 31, 2001, giving effect to the acquisition of Comcap by Newtek as if it had occurred on January 1, 2001.

The following unaudited pro forma condensed consolidated statement of operations for the six month period ended June 30, 2002 consolidates the historical unaudited condensed consolidated statement of operations of Comcap Holding Corp. and subsidiaries for the six month period ended June 30, 2002 and the historical unaudited condensed consolidated statement of operations of Newtek Capital, Inc. and subsidiaries for the six month period ended June 30, 2002, giving effect to the acquisition of Comcap by Newtek as if it had occurred on January 1, 2001.

This information should be read together with the historical consolidated financial statements and notes of both Comcap Holding Corp. and Newtek Capital, Inc. The pro forma financial information presented below does not necessarily indicate the financial position or results of operations that would have resulted if the acquisition had been completed on the dates indicated, or that may result in the future.

Exhibit 99.4

                              Newtek Capital, Inc.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet

                                  June 30, 2002

                                              Newtek            ComCap
                                           Capital, Inc.       Holding
                                            Historical        Historical            Pro Forma          Pro Forma
                                           Consolidated      Consolidated          Adjustments        Consolidated
                                          ---------------------------------------------------------------------------
ASSETS
Cash                                      $  43,402,592     $     881,721       $   2,923,585  (a)   $   47,207,898
Reserved Cash                                                   2,907,151          (2,907,151) (b)                -
Credits in Lieu of cash                      26,411,972                 -                   -            26,411,972
Investments in qualified businesses           5,857,705                 -                   -             5,857,705
Loans Receivable, net                                 -        54,239,240           5,355,331  (c)       59,594,571
Structured insurance product                  2,812,597                 -                   -             2,812,597
Receivable from Bank                                  -         3,149,321            (225,000) (d)        2,924,321
Accrued Interest Receivable                           -           430,058                   -               430,058
Servicing Asset                                       -         5,555,104          (5,555,104) (k)                -
SBA License, net                                      -           210,417            (210,417) (k)                -
Prepaid insurance                            13,128,123                 -                   -            13,128,123
Property & Equipment, net                       355,504           263,728            (263,728) (k)          355,504
Other Real Estate Owned                               -            34,500             (34,500) (k)                -
Goodwill                                      2,656,517                 -                   -             2,656,517
Other Assets                                  1,192,055           819,884            (819,884) (k)        1,192,055
                                          ---------------------------------------------------------------------------
Total Assets                              $  95,817,065     $  68,491,124       $  (1,736,868)       $  162,571,321
                                          ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Accounts Payable & Accrued
   Liabilities                            $   2,356,618     $   2,340,467       $  (1,504,191) (b)   $    3,192,894
Revolving Lines of Credit                             -        62,285,910          (5,006,595) (e)       57,279,315
Taxes Payable                                         -                 -           1,505,191  (k)        1,505,191
Accrued Interest Payable                     59,071,128           459,596            (459,596) (f)       59,071,128
Dividends Payable                                     -           500,000            (500,000) (g)                -
Notes Payable                                13,821,984         2,000,000          (2,000,000) (g)       13,821,984
Deferred tax liability                        1,293,673                 -                   -             1,293,673
Puttable Common Stock, Net                            -         1,110,759          (1,110,759) (g)                -
Deferred credit                                       -                 -             246,451  (k)          246,451
                                          ---------------------------------------------------------------------------
Total Liabilities                            76,543,403        68,696,732          (8,829,499)          136,410,636
                                          ---------------------------------------------------------------------------

Minority Interest                             2,265,285                 -           3,500,000  (i)        5,765,285
                                          ---------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
Common Stock                                    491,193             1,834               5,776  (h)          498,803
Additional Paid-In Capital                   19,452,253        14,188,277         (13,066,559) (j)       20,573,971
Retained Earnings (Accumulated
   Deficit)                                  (2,935,069)      (14,395,719)         16,653,414  (k)         (677,374)
                                          ---------------------------------------------------------------------------
           Total Stockholders' Equity        17,008,377          (205,608)          3,592,631            20,395,400


Total Liabilities & Stockholders'         ---------------------------------------------------------------------------
   Equity                                 $  95,817,065     $  68,491,124       $  (1,736,868)       $  162,571,321
                                          ===========================================================================

See notes to unaudited proforma condensed consolidated balance sheet.

Notes to Unaudited Pro Forma Condensed Consolidated
Balance Sheet

     (a) Reflects the following adjustments:
                Purchase of Comcap Preferred Stock
                by third party investors (see (i))                                    $     2,000,000
                Release of Comcap reserved cash (see (b))                                     698,585
                Reduction of Comcap cash collateral
                (receivable from bank) due to reduction
                of revolving line of credit (see (d))                                         225,000
                                                                                     -----------------
                                                                                      $     2,923,585
                                                                                     =================

     (b) Expected adjustments to eliminate reserved cash
         at the acquisition date immediately prior to the acquisition:
                Payments of accounts payable and accrued expenses                     $     1,504,191
                Payment on revolving line of credit (see (e))                                 506,595
                Payment of accrued interest payable (see (f))                                 197,780
                Release of Comcap reserved cash (see (a))                                     698,585
                                                                                     -----------------
                                                                                      $     2,907,151
                                                                                     =================

     (c) Purchase accounting adjustments to reflect loans receivable at estimated fair market value.

     (d) Reduction of Comcap cash collateral due to reduction of revolving lines of credit (see (a)).

     (e) Adjustments to revolving lines of credit attributable to the following immediately prior to the acquisition:
                Forgiveness of portion of obligation                                  $     3,000,000
                Exchange of portion of obligation for
                preferred stock of Comcap (see (i))                                         1,500,000
                Payment of revolving line of credit (see (b))                                 506,595
                                                                                     -----------------
                                                                                      $     5,006,595
                                                                                     =================

     (f) Adjustments to accrued interest payable attributable to the following immediately prior to the acquisition:
                Payment of accrued interest payable (see(b))                          $       197,780
                Forgiveness of interest payable obligation                                    261,816
                                                                                     -----------------
                                                                                      $       459,596
                                                                                     =================

     (g) Adjustments to eliminate such obligations at the acquisition date immediately prior to the acquisition.

     (h) Adjustment to reflect par value of Newtek Common Stock issued to acquire Comcap (380,471 shares at $.02 par value), less elimination of book value of Comcap common stock ($1,833). In addition, up to 82,980 shares of Newtek common stock may be issued as additional purchase consideration; the issuance of such shares is contingent upon achieving certain milestones. This contingent purchase price has not been reflected in the determination of purchase price in the accompanying pro forma balance sheet however, see (k) and (l ).


     (i) Adjustments to reflect issuance of preferred stock, at estimated fair value, of Comcap as follows:
                Issuance in exchange for cash (see (a))                               $     2,000,000
                Issuance in exchange for reduction in revolving
                lines of credit (see (e))                                                   1,500,000
                                                                                     -----------------
                                                                                      $     3,500,000
                                                                                     =================

     (j)Adjustment to reflect additional paid-in capital as follows:
                 Additional paid-in capital resulting from issuance
                 of Newtek common stock at estimated fair value (see (h))                    $1,121,718
                 Elimination of Comcap additional paid-in capital                           (14,188,277)
                                                                                       ----------------
                                                                                          $ (13,066,559)
                                                                                       ================

     (k)Adjustments to reflect retained earnings as follows:
                 Elimination of Comcap accumulated deficit:                               $  14,395,718
                 Recognition by Newtek Capital of extraordinary
                 gain resulting from acquisition of Comcap, net of
                 taxes at 40%                                                                 2,257,696  (1)
                                                                                       ----------------
                                                                                          $  16,653,414
                                                                                       ================

     (1)Reconciliation of net assets to be acquired, purchase price, negative goodwill and resulting extraordinary gain:
                 Fair value of assets to be acquired:
                 ------------------------------------
                 Cash                                                                     $   1,805,306
                 Loans Receivable, net                                                       59,594,571
                 Receivable from Bank                                                         2,924,321
                 Accrued Interest Receivable                                                    430,058
                 Servicing Asset                                                              5,555,104  (2)
                 SBA License, net                                                               210,417  (2)
                 Property & Equipment, net                                                      263,728  (2)
                 Other Real Estate Owned                                                         34,500  (2)
                 Other Assets                                                                   819,884  (2)
                                                                                       ----------------
                 Total Assets                                                                71,637,889
                                                                                       ----------------

                 Fair value of liabilities assumed:
                 ----------------------------------
                 Accounts payable and accruals                                                  836,276
                 Line of credit                                                              57,279,315
                                                                                       ----------------
                 Total liabilities                                                           58,115,591
                                                                                       ----------------

                 Preferred Stock (see (i))                                                    1,500,000
                                                                                       ----------------

                 Net assets acquired                                                         12,022,298
                 Less, purchase price:  Newtek common
                 stock issued as consideration (see (h) and (j))                            (1,129,237)
                                                                                       ----------------

                 Excess of net assets acquired over purchase price                           10,893,061
                 Less, allocation of negative goodwill                                       (6,883,633) (2)
                 Less, recognition of liability for contingent consideration (see (h))         (246,451)
                                                                                       ----------------

                 Extraordinary gain before provision for taxes                            $   3,762,977
                                                                                       ================

                 Extraordinary gain, net of taxes at 40%                                  $   2,257,696
                                                                                       ================

                              Newtek Capital Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations

                                                                            For the Year Ended December 31, 2001
                                                         --------------------------------------------------------------------------
                                                          Newtek Capital         ComCap
                                                            Historical         Historical         Pro Forma
                                                           Consolidated       Consolidated       Adjustments            Pro Forma
                                                         --------------------------------------------------------------------------
Revenue                                                     $ 23,800,186       $ 10,022,898    $           -          $  33,823,084

Operating expenses                                            19,007,659         14,521,594       (3,425,426)(a)         30,103,827
                                                         --------------------------------------------------------------------------

Income (Loss) before other than temporary decline
in value of investments, write-down of asset held
for sale, equity in net losses of affiliates,
minority interests, and provision for taxes                    4,792,527         (4,498,696)       3,425,426              3,719,257
                                                         --------------------------------------------------------------------------
Other than temporary decline in
value of investments, net of recovery                           (371,645)                 -                -               (371,645)

Write-down of asset held for sale                               (168,071)                 -                -               (168,071)

Equity in net losses of affiliates                            (2,279,852)                 -                -             (2,279,852)
                                                         --------------------------------------------------------------------------
(Loss) income before minority interest
and provision for taxes                                        1,972,959         (4,498,696)       3,425,426                899,689

Minority interest in (income) loss                              (508,783)                 -                -               (508,783)
                                                         --------------------------------------------------------------------------
Income (loss) before provision for taxes                       1,464,176         (4,498,696)       3,425,426                390,906

Provision for income taxes                                      (534,616)           (77,884)      (1,370,170)(c)         (1,982,670)
                                                         --------------------------------------------------------------------------
Net (loss) income from continuing operations                $    929,560       $ (4,576,580)   $   2,055,256          $  (1,591,764)
                                                         ==========================================================================
Weighted average number of shares                             21,889,958                             380,471             22,270,429

(Loss) income per share                                     $       0.04                                              $       (0.07)

See notes to unaudited pro forma condensed consolidated statements of operations.


                              Newtek Capital Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                  (continued)


                                                                               For the Six Months Ended June 30, 2002
                                                           -------------------------------------------------------------------------
                                                            Newtek Capital       Comcap
                                                             Historical         Historical         Pro Forma
                                                            Consolidated       Consolidated       Adjustments            Pro Forma
                                                           -------------------------------------------------------------------------
Revenue                                                      $11,422,558        $ 3,345,579             $ -            $ 14,768,137


Operating expenses                                            11,964,720          3,919,098      (1,218,520)(b)          14,665,298
                                                           -------------------------------------------------------------------------

Income (Loss) before other than temporary decline
in value of investments, write-down of asset held
for sale, equity in net losses of affiliates, minority
interests, and provision for taxes                              (542,162)          (573,519)      1,218,520                 102,839
                                                           -------------------------------------------------------------------------

Other than temporary decline in
value of investments, net of recovery                           (987,605)                 -               -                (987,605)

Gain on sale of property                                          16,841                  -               -                  16,841

Equity in net losses of affiliates                              (672,875)                 -               -                (672,875)
                                                           -------------------------------------------------------------------------

(Loss) Income before minority interest
and provision for taxes                                       (2,185,801)          (573,519)      1,218,520              (1,540,800)

Minority interest in (income) loss                             1,048,638                  -               -               1,048,638
                                                           -------------------------------------------------------------------------
Income (Loss) before provision for taxes                      (1,137,163)          (573,519)      1,218,520   0            (492,162)

Benefit from (Provision for) income taxes                        432,122            (27,409)       (487,408)(c)             (82,695)
                                                           -------------------------------------------------------------------------
Net (loss) income from continuing operations                 $  (705,041)        $ (600,928)      $ 731,112              $ (574,857)
                                                           =========================================================================

Weighted average number of shares                             23,634,712                            380,471              24,015,183

Loss per share                                               $     (0.03)                                                   $ (0.02)

See notes to unaudited pro forma condensed consolidated statements of operatons.

                              Newtek Capital Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                  (continued)


Notes to Unaudited Pro Forma Condensed Consolidated
Statements of Operations
---------------------------------------------------

 (a) Adjustments to operating expenses assuming the acquisition had been consummated on January 1, 2001:

     Reduction of interest expense for the year due to reduction of line of credit
     ($4,500,000 at an average interest rate of 7.98%) and elimination of notes payable ($2,000,000 at an average interest rate of 10.5%)
     on January 1, 2001.                                                                           $   569,271

     Reduction of amortization and depreciation for the year in connection with purchase accounting adjustments at January 1, 2001:
                       Amortization of servicing asset                                               1,904,029
                       Amortization of loan origination costs                                          391,225
                       Depreciation and amortization of furniture and equipment                        232,282

     Elimination of net write-down recorded during 2001 pertaining to servicing asset, deferred costs and related deferred charges, as the related assets and liabilities were written off on January 1, 2001,
     immediately prior to the acquisition.                                                             328,619
                                                                                                   -----------
                                                                                                   $ 3,425,426
                                                                                                   ===========
 (b) Adjustments to operating expenses assuming the acquisition had been consummated on January 1, 2001:

     Reduction of interest expense for the period due to reduction of line of credit
     ($4,500,000 at an average interest rate of 7.98% for six months) and elimination of notes
     payable ($2,000,000 at an average interest rate of 10.5% for six months)                      $   284,636

     Reduction of amortization and depreciation for the period in connection with purchase accounting adjustments at January 1, 2001:
                        Amortization of servicing asset                                                669,170
                        Amortization of loan origination costs                                         152,468
                        Depreciation and amortization of furniture and equipment                       112,246
                                                                                                   -----------
                                                                                                   $ 1,218,520
                                                                                                   ===========

 (c) Assumes effective income tax rate of 40%.